EXHIBIT 10.138.10

                                  CHANGE ORDER
                                     TO THE
                          AMENDED AND RESTATED CONTRACT
                                     FOR THE
                    ENGINEERING, PROCUREMENT AND CONSTRUCTION
                                     OF THE
                     UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

CHANGE ORDER NO. 010

RECITALS:

All capitalized terms set forth herein and not otherwise defined herein shall have the meaning ascribed to them under the below defined Contract.

Whereas, in accordance with Article 6 of the below defined Contract, the Contractor and Owner have previously amended certain terms in the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996, via Change Orders 1, 2, 3, 4, 5, 6, 7 and 8, and as proposed in Change Order 9 (collectively the "Contract"), including, but not limited to, the Milestone Critical Dates, the Construction Schedule, and the Milestone Payment Schedule, and now desire to further agree to this Change Order No. 10; and

Whereas, the Contractor acknowledges that it could utilize planning and coordination skills and technical assistance offered by the Owner to improve its coordination of construction activities and its productivity; and

Whereas; it is to the benefit of the Parties that the Work be completed at the earliest possible date and in accordance with the Contract.

Now therefore, the Parties agree to the following:

A.    SPECIAL CONSIDERATIONS

1. The Parties agree that the Owner may bring to the Facility Site and employ certain individuals skilled in construction hereinafter called "Construction Staff", to provide guidance, recommendations, technical assistance, and training to the daily construction activities of the Contractor.

2. The Contractor acknowledges its willingness to cooperate with Owner, Owner's Engineer and Construction Staff and to give serious consideration to the guidance, recommendations, technical assistance, and training provided by the Construction Staff and shall make every effort to consider and, if in agreement therewith, comply with, the guidance, recommendations, technical assistance, and training provided by the Construction Staff in such a manner and on an immediate basis for the betterment of the project. If Contractor disagrees with the guidance,

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      recommendations, and assistance provided by the Construction Staff, then
      Contractor must fully state its reasons for its disagreements at that particular time, and further, Contractor must negotiate in good faith toward a resolution of the disagreement.

3. The Contractor shall cooperate in planning and organizational meetings with the Owner, Owner's Engineer, and Construction Staff on a daily basis to fully utilize the expertise provided by the Construction Staff.

4. This Change Order No. 10 shall not alter the responsibilities and obligations of the Contractor or Owner under the Contract, and the Contractor shall retain full responsibility for the Work and its related construction of the Upper Bhote Koshi Hydroelectric Project in accordance with the Contract as amended, including, but not limited to, all warranties and guarantees.

5. The Owner shall bear all costs associated with the employment of the Construction Staff, who will serve at the sole discretion of the Owner, and which Contractor acknowledges that Owner has no obligation under the Contract to provide.

B.    SCHEDULE ADJUSTMENT

      NONE


C.    COST ADJUSTMENT

      NONE

Agreed this 2nd day of March 2000 by and between:

OWNER:                              CONTRACTOR:
Bhote Koshi Power Company           China Gezhouba Construction Group
Private Limited                     Corporation for Water Resources
                                    and Hydropower


By: /s/ TED C. HOLLON               By: /s/ SUN YU CAI
        Ted C. Hollon                       Sun Yu Cai
        Senior Vice President               President

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